Exhibit 99.1

ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.

Annual Meeting of Stockholders May 25, 2011

grow. collaborate. innovate. thrive.

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10- K, Form 10- Q and Form 8- K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10- K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward -looking statements, whether as a result of new information, future developments or otherwise.

©2011 Endo Pharmaceuticals

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ENDO PHARMACEUTICALS

I. Our Business

II. Executing Strategy for Growth III. American Medical Systems Acquisition IV. Financial Outlook

grow. collaborate. innovate. thrive.

STRONG OPERATING PERFORMANCE

16% 3- YEAR CAGR FOR REVENUE*

Sustaining our Growth

$mm

$2,000 $1,000 $0

$2.35B -$2.45B

$399 $110

2002

$596 $217

2003

$615 $171

2004

$820 $285

2005

$910 $345

2006

$1,086

$366

2007

$1,261

$356

2008

$1,461

$295

$1,716

$454

2009

2010

2011E

Revenue

Cash Flow from Operations

*	Revenue CAGR 2007-2010.

©2011 Endo Pharmaceuticals

4

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ENDO’S TRANSFORMATION

Through Organic Growth

Diversified business lines to maximize growth

Enhanced commercial model driving growth via strategic resource deployment

Invested in R&D portfolio yielding a diversified pipeline of products and a recent FDA approval

Bolstered management team by adding expertise and experience in managing and growing a larger enterprise

Through Strategic Growth

With Indevus, we secured a position in urology

HealthTronics gave us an established presence in Devices & Services and critical mass in urology

Penwest strengthened our pain business enhancing profitability & flexibility in the opioid franchise

Qualitest brings critical mass to our generics business & strengthens our pain portfolio

AMS establishes scale in devices and services and solidifies our position covering the urology market – Now expected to close in

2Q 2011

©2011 Endo Endo Pharmaceuticals

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DIVERSIFIED HEALTHCARE SOLUTIONS COMPANY

Endo

Revenue mix

Generic

21%

Devices & 10% Services

Other Branded 32%

Lidoderm®

37%

12/31/10: $2.14B (1)

Pro Forma

Revenue mix

Generic

17%

Lidoderm®

30%

28%

Devices & Services

25%

Other Branded

12/31/10: $2.68B (3)

AMS

Revenue mix

BPH

Women’s Health

33%

21%

Men’s Health

46%

12/31/10: $0.54B (2)

US

73%

27%

International

1. Pro forma for full year of 2010 acquisitions of Qualitest, HealthTronics and Penwest

2. Excludes $4.2MM of discontinued operations

3. Includes full year of AMS acquisition

©2011 Endo Pharmaceuticals

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ENDO’S INTEGRATED BUSINESS MODEL

Organic Growth Opportunities

Strategic Growth Opportunities

Branded Pharmaceuticals

Value

Devices

& Services

Generics

Channels that solve for Economics, Access, Outcomes

©2011 Endo Pharmaceuticals

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STRONG CORE BUSINESS SUPPORTING GROWTH

©2011 Endo Pharmaceuticals

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NEW TESTOSTERONE REPLACEMENT THERAPY

14 million men suffer with hypogonadism in US

9% are treated

Market TRx Net Sales: >$1.2B

Growth Rate: approximately 20% CAGR last 5 years Gels have the greatest utilization in the TRT market: ~72%

PCPs account for majority of TRT prescriptions:

More than 60% through Primary Care Physicians

Approximately 30% through specialty (Urologists/Endocrinologists)

Method of Payment for TRT class:

Approximately 80% Commercial Approximately 12% Government Remainder from Cash Payment

©2011 Endo Pharmaceuticals

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DEVELOPMENT PIPELINE*

OPANA ® ER

Formulation designed to be crush- resistant

AVEED TM

Long Acting Injectable Testosterone

Urocidin TM

Bladder Cancer

Octreotide Implant

Acromegaly **

Axomadol

Moderate to moderately severe chronic pain

Androgen Receptor Agonist***

Castration Resistant Prostate Cancer

Phase I Phase II Phase III NDA

Pending

Update Pending

* There can be no assurance that any of these development programs will be successful or if successful, the products will ultimately be approved by FDA.

** Granted orphan drug designation

*** Licensed from Orion Corporation for joint development and commercialization

©2011 Endo Pharmaceuticals

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©2011 Endo Pharmaceuticals

grow. collaborate. innovate. thrive.

AMS – STRATEGIC RATIONALE

Furthers stated strategy to respond to the changing economics that drive the U.S . healthcare environment

Evolving from a product-driven company to a healthcare solutions provider

Healthcare reform puts a premium on providing cost-effective health solutions

Balances Endo’s integrated business model

Brings scale to devices and services business

Shorter, less expensive product development

Favorable pricing and reimbursement flexibility

Higher degree of cash flow sustainability supported by life cycle management through innovation, less product substitution risk and continued volume- driven market growth

Strengthens Endo’s core urology franchise

AMS gives Endo scale in urology therapeutic space with approximately $1BN in sales

Endo’ s AMS enhances ability to offer patients solutions through the entire course of urology treatment options

AMS has solid market share in several niche categories that have grown in the mid- to- high single digit range over the long term

By acquiring a high- growth asset, will diversify and boost revenue and earnings’ streams

Advances growth on several metrics and is immediately accretive to earnings on a cash basis by $0.60 in 2012.

Further diversifies Endo across Branded Pharmaceuticals, Generic and Devices & Services segments

AMS has a robust product portfolio and a strong product cadence over the next 12 months

©2011 Endo Pharmaceuticals

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AMS COMPANY PROFILE

Leading Provider of Devices to Pelvic Health Space

Men’s Health: Solutions for male incontinence and erectile dysfunction prostheses Women’s Health: Solutions for female incontinence and pelvic floor repair Benign Prostatic Hyperplasia (BPH) Therapy: Laser treatments

Strong Product Portfolio Supported by Robust Future Product Cadence

Solid market share in several categories that have historically grown in the mid- to- high single digit range over the long- term Near- term growth driven by new product launches and initiatives such as the GreenLight XPS console and MoXy fiber

Seasoned Management Team and High Quality Assets

Team has significant experience running a growing devices business Four global facilities – two in the US (Minnetonka , MN and San

Jose, CA) and two in Europe (Bruekelen, Netherlands and Athlone, Ireland)

Revenue by Segment

FY 2010

Other 1%

Men’s Health 45%

BPH 21%

Women’s Health 33%

Revenue by Geography

FY 2010

International 27%

United States 73%

©2011 Endo Pharmaceuticals

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AMS – PRODUCT PORTFOLIO

AMS
Solutions for Life™

Men's Health

Product	Description
AMS 800	Artificial Urinary Sphincter
InVance	Less invasive treatment for moderate incontinence
AdVance	Less invasive treatment for mild to moderate incontinence
UroLume	Endoprosthesis for non-surgical candidates
Acticon	Neosphincter to treat severe fecal incontinence
AMS 700	Semi-rigid malleable prostheses / inflatable prostheses for treatment of Erectile Dysfunction





Women's Health

Product	Description
Monarc	Self-fixating, sub-fascial hammock for treatment of stress incontinence
MiniArc	Single-Incision Sling for stress incontinence
Acticon	Neosphincter used to treat severe fecal incontinence
Elevate	Transvaginal pelvic floor repair system (requires no external incisions)





BPH

Product	Description
GreenLight	Photovaporization / laser therapy designed to remove prostatic tissue
StoneLight	Laser treatment of urinary stones
SureFlex	Fiber optic line designned for holmium laser lithotripsy
TherMatrx	Less invasive tissue ablation technique for men not yet to the point of urethral obstruction





Endo Pharmaceuticals 14

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2011 ENDO GUIDANCE

Guidance

Revenue range $2.35B-$2.45B Adjusted diluted EPS range $4.20-$4.30 Reported (GAAP) diluted EPS range $2.25-$2.35

©2011 Endo Pharmaceuticals

ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive.

RECONCILIATION OF NON- GAAP MEASURES

For an explanation of Endo’s reasons for using non- GAAP measures, see Endo’s Current Report on Form 8- K filed today with the Securities and Exchange Commission

Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2011

Lower End of Range Upper End of Range

Projected GAAP diluted income per common share $2.25 $2.35

Upfront and milestone-related payments to partners $0.35 $0.35 Amortization of commercial intangible assets and inventory step- up $1.35 $1.35 Acquisition and integration costs related to recent acquisitions. $0.35 $0.35

Interest expense adjustment for ASC 470- 20 and the amortization of $0.16 $0.16 the premium on debt acquired from Indevus Tax effect of pre-tax adjustments at the applicable tax rates and ($0.26) ($0.26) certain other expected cash tax savings as a result of recent acquisitions

Diluted adjusted income per common share guidance $4.20 $4.30

The company’s guidance is being issued based on certain assumptions including:

Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results

Includes all completed business development transactions as of April 28, 2011

Includes certain expenses associated with the acquisition of American Medical Systems, Inc.

©2011 Endo Pharmaceuticals

ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.

Annual Meeting of Stockholders May 25, 2011